Exhibit 99.3


                        CONSENT OF BERNARD H. CLINEBURG

         Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.


                                       /s/ Bernard H. Clineburg
                                       _________________________
                                       Bernard H. Clineburg

Date: January 22, 1998